JOHN HANCOCK DECLARATION TRUST
Supplement to Prospectus and Statement of Additional Information dated May 1, 1998.

The name of John Hancock V.A. Sovereign Bond Fund has been changed to John Hancock V.A. Bond Fund, effective October 1, 1998.


On pages 18 and 19, the "Organization and Management of the Funds" has been changed as follows:


V.A. Emerging Growth Fund

Bernice S. Behar, CFA, leads the fund's portfolio management team. Other team members are managers Laura Allen, CFA and Anurag Pandit, CFA. Ms. Behar, senior vice president, has been in the investment business since 1986 and has managed the fund since 1996. Ms. Allen, senior vice president has been in the investment business since 1981 and joined the fund's management team in 1998. Mr. Pandit, vice president, has been in the investment business since 1984 and a member of the fund's team since 1996.

John Hancock V.A. Bond Fund

Mr. James K. Ho, CFA, leads the Fund's portfolio management team and has been primarily responsible for the management of the Fund since its inception. Mr. Ho, an executive vice president, has been associated with the Adviser since 1985 and in the investment business since 1977. Other team members since 1998 are Mr. Anthony A. Goodchild and Mr. Benjamin A. Matthews, vice presidents, who have been associated with the Adviser since 1994 and 1995, respectively, and have been in the investment business for thirty and twenty-five years, respectively.

John Hancock V.A. World Bond Fund

Fred Cavanaugh, Jr., Anthony A. Goodchild and James K. Ho lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985.


September 25, 1998

VA0PS 9/98